SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: January 4, 2001


                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


                                     1-10512
                            (Commission File Number)


                                   13-1784308
                      (IRS Employer Identification Number)


                                    New York
                            (State of Incorporation)


                    1 Commerce Park, Valhalla, New York 10595
                    (Address of principal executive offices)


                                  914-686-3600
              (Registrant's Telephone Number, including area code)

Item 5.           Other Events and Regulation FD Disclosure.
                  -----------------------------------------


                  The Registrant, a New York corporation ("Del"), issued a press release dated January 4, 2001 announcing that it anticipates achieving record revenues for Fiscal 2001 ending July 28, 2001 based on record orders received in the August 2000 to December 2000 period. The Registrant is continuing its review of previously reported results as well as its efforts to obtain certified financial statements for the fiscal year ended July 29, 2000. The press release is attached hereto as an exhibit and is incorporated herein by reference.

    Exhibits.

    Exhibit Number                                  Description

      20.1                                          Press Release of Del Global
                                                    Technologies Corp. dated
                                                    January 4, 2001

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DEL GLOBAL TECHNOLOGIES CORP.



                                         By: s/Leonard A. Trugman
                                             ----------------------------------
Dated:  January 4, 2001                      Leonard A. Trugman, Chairman, Chief
                                             Executive Officer and President

January 4, 2001                     FOR IMMEDIATE RELEASE



================================================================================
  DEL GLOBAL TECHNOLOGIES CORP. PROJECTS RECORD REVENUES FOR FISCAL 2001 BASED
                     UPON RECORD LEVELS OF INCOMING ORDERS
================================================================================


Valhalla, NY, January 4, 2001 - Del Global Technologies Corp. (DGTC) announced it anticipates achieving record revenues for Fiscal 2001 ending July 28, 2001 based on record orders received in the August 2000 to December 2000 period.

The Company indicated that incoming orders for the first 5 months of Fiscal 2001 ending December 31, 2000 are running substantially higher than the corresponding period last year. Demand for products in the Del Power Conversion Group is at an all time high and the incoming order rate at its Italian subsidiary, Villa Sistemi Medicali, acquired in April 2000, is running ahead of last year's comparable period.

The Company attributes its upturn in bookings to several factors:

o The continuing outsourcing trend for the design and manufacture of medical imaging systems and critical subsystems by the world's largest imaging companies.

o The Company's operational strengths in development and manufacturing of new products.

o The Company's reputation for excellent quality coupled with cost effectiveness.

o Aggressive marketing by the Company of its capabilities on a global basis.

In November 2000 the Company's Del Medical Systems Group exhibited at the Radiological Society of North America ("RSNA") show in Chicago and at the Medica Conference in Dusseldorf, Germany. At the RSNA show, Del won the No. 1 ranking for price performance of its medical imaging systems.


[GRAPHIC OMITTED]


DEL GLOBAL TECHNOLOGIES CORP.
One Commerce Park, Valhalla, NY 10595
Tel: (914) 686-3600  Fax: (914) 686-5425

The Company is continuing its review of previously reported results as well as its efforts to obtain certified financial statements for the fiscal year ended July 29, 2000. The Company's Audit Committee has retained independent counsel and PricewaterhouseCoopers LLP to review all open issues. The review by PricewaterhouseCoopers and counsel is continuing. In addition, the Company has hired the law firm of Schulte Roth & Zabel to represent the Company in pending class action suits.

The Company will issue a further press release announcing when it has a definitive date for issuing results and will schedule a conference call to discuss Fiscal 2000 once it files its Form 10-K and 10-Q. The Company plans to then apply for listing of its common stock on a national securities exchange.

Del Global Technologies Corp. is primarily engaged in the design, manufacture and marketing of state-of-the-art, cost-effective medical imaging and diagnostic systems consisting of stationary and portable imaging systems, radiographic/ fluoroscopic systems, mammography systems, Neo-Natal systems, dental imaging systems and proprietary precision power conversion subsystems for medical as well as critical industrial applications. These include airport explosives detection, electronic noise suppression subsystems, analytical instrumentation, semiconductor capital equipment and energy exploration.


This press release contains forward-looking statements. Such statements involve various risks that may cause actual results to differ materially. These risks include, but are not limited to, the effect on the Company of ongoing internal reviews, external inquiries, and class action litigation pertaining to its reported financial results, the ability of the Company to obtain certified financial statements, to file required annual and quarterly reports, and to reattain an exchange listing, the ability of the Company to grow internally or by acquisition and to integrate acquired businesses, changing industry and competitive conditions, and other risks referred to in the Company's registration statements and periodic reports filed with the Securities and Exchange Commission.


                                  EXHIBIT 20.1